L. INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES

The sources of our income or loss from operations before income taxes were as follows:

	Year ended December 31,
	2013	2012	2011
	(in thousands)
Domestic	$(684)	$(3,077)	$(3,513)
Foreign loss	(722)	2,132	(1,815)
Total loss	$(1,406)	$(945)	$(5,328)

Deferred income tax assets and liabilities result principally from net operating losses, different methods of recognizing depreciation, reserve for doubtful accounts, inventory reserves for obsolescence and accrued vacation, together with timing differences between book and tax reporting. At December 31, the net deferred tax assets and liabilities are comprised of the following approximate amounts:

	2013	2012
	(in thousands)
NOL Carryforward	$14,908	$22,673
Inventory reserves	489	389
Stock compensation	624	511
Fixed assets and intangibles	(1,631)	1,582)
Impairment loss	(615)	(614)
Other	335	267
	14,110	21,644
Less valuation allowance	(14,110)	(21,644)
Deferred tax assets, net	$–	$–

The valuation allowance was established to reduce the deferred tax asset for the amount that will likely not be realized. This reduction is primarily necessary due to the uncertainty of the Company’s ability to utilize all of the net operating loss carry forwards. The valuation allowance decreased by $7.5 million in 2013 and increased by approximately $1.5 million and $0.8 million in 2012 and 2011, respectively.

As of December 31, 2013 and 2012, and for the periods then ended, the Company had no uncertain tax positions.

The Company has a U.S. net operating loss carry forward of approximately $65.7 million, which expires between 2020 and 2033. The Company also has U.S. research and development tax credits of $1.6 million which expire between 2020 and 2032. The Company has a net operating loss carryforward from its China operations of approximately $3.6 million, which expires between 2014 and 2017. Utilization of net operating losses and tax credit carryforwards are subject to a substantial annual limitation due to the ownership change limitations set forth in Internal Revenue Code Section 382. Based upon analysis performed with respect to Section 382 of the Internal Revenue Code, approximately $21.7 million of the total available U.S. net operating loss carry forwards will not be available for utilization as an offset to taxable income in future periods. Because of changes in control that are deemed to have occurred under Section 382, the Company’s net operating loss carry forward available in calendar year 2013 to shelter taxable income was limited to $41.3 million at December 31, 2013, with an additional $3.7 million becoming available between 2014 and 2025. The additional $3.7 million is subject to an annual limitation of the $0.3 million. Additional ownership changes could result in the expiration of the net operating loss and tax credit carryforward before utilization.

The Company files income tax returns in the U.S federal jurisdiction and various states and foreign jurisdictions. As of December 31, 2013, the Company’s federal returns for the year ended December 31, 2011 through the current period are still open to examination. In addition, all of the net operating losses and research and development credit carry forwards that may be utilized in future years are still subject to examination. The Company is not currently subject to U.S. federal, state and local, or non-U.S. income tax examinations by any tax authorities.

A reconciliation of the U.S. federal income tax rate of 34% for the years ended December 31, 2013, 2012 and 2011 to the Company’s effective income tax rate follows:

	2013	2012	2011
	(in thousands)
Expected (benefit) taxes	$(467)	$(293)	$(1,808)
Non-deductible expenses	619	(760)	1,003
(Decrease) Increase in valuation allowance	(7,533)	1,545	845
Section 382 limitation	7,423
Other	(42)	(492)	(40)
Tax expense	$–	$–	$–

The Company’s wholly owned subsidiary, Prime World is a tax-exempt entity under the Income Tax Code of the British Virgin Islands.

The Company’s wholly owned subsidiary, Global Technology, Inc., has enjoyed preferential tax concessions in China as a national high-tech enterprise.  In March 2007, China’s parliament enacted the PRC Enterprise Income Tax Law, or the EIT Law, under which, effective January 1, 2008, China adopted a uniform income tax rate of 25% for all enterprises including foreign invested enterprises. Global Technology, Inc. was recognized as a National high-tech enterprise in 2008 and was entitled to a 15% tax rate for a three year period from November 2008 to November 2011. In 2011, Global Technology, Inc. renewed its National high-tech enterprise certificate and was therefore extended its three year tax preferential status from November 2011 to November 2014.

For 2011 and 2012, there were no identified uncertain tax positions.  During 2013, our liabilities for uncertain tax positions increased by $2.2 million based on tax positions related to our net operating loss carryforwards.  As of December 31, 2013, we had $2.2 million, of unrecognized tax benefits on net operating loss carryforwards that must be certified under the dual consolidated loss rules.  If recognized, there would be no impact our effective tax rate as a result of the full valuation allowance previously recognized. We believe that it is reasonably possible that $0 of our remaining unrecognized tax positions may be recognized by the end of 2014 as a result of a lapse of the statute of limitations.